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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 24, 2003

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                                HOLLY CORPORATION
             (Exact name of Registrant as specified in its charter)


          DELAWARE                      001-03876              75-1056913
      (State or other                (Commission File       (I.R.S. Employer
jurisdiction of incorporation)            Number)         Identification Number)

     100 CRESCENT COURT,                                       75201-6927
         SUITE 1600                                            (Zip code)
       DALLAS, TEXAS
   (Address of principal
     executive offices)


       Registrant's telephone number, including area code: (214) 871-3555

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

            Attached as an exhibit hereto and incorporated herein by reference in its entirety is the press release, attached hereto as Exhibit 99.1, issued by Holly Corporation (the "Company") on November 24, 2003, announcing that the trial in the pending litigation between the Company and Frontier Oil Corporation, which had been scheduled to begin December 8, 2003, has been rescheduled by the Delaware Court of Chancery for the two weeks beginning January 12, 2004.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      EXHIBITS.

         99.1     --       Press Release of the Company issued November 24,
                           2003.*

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         * Filed herewith.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     HOLLY CORPORATION

                                     By /s/ Stephen J. McDonnell
                                        ----------------------------------------
                                        Stephen J. McDonnell
                                        Vice President & Chief Financial Officer

Date: November 25, 2003



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                                  EXHIBIT INDEX

EXHIBIT
NUMBER                             EXHIBIT TITLE
-------          ------------------------------------------------------
   99.1    --    Press Release of the Company issued November 24, 2003.